FOR IMMEDIATE RELEASE
Bowman Reports Third Quarter 2025 Results; Issues 2026 Guidance
November 5, 2025, Reston, VA - Bowman Consulting Group Ltd. (NASDAQ: BWMN), a national engineering services and program management firm, today announced financial results for the quarter ended September 30, 2025.
CEO Commentary
“Our markets continue to demonstrate strong demand and abundant sources of funding for infrastructure planning and improvement,” said Gary Bowman, founder and CEO of Bowman. “Since our public debut nearly five years ago, we have delivered sustained revenue and backlog growth, with this quarter being our first to exceed a $500 million annualized gross revenue pace. As we continue our journey toward improving margins and increasing cash flow generation we are continually evaluating and adapting our capital allocation strategy to maximize opportunities for efficient growth and increasing shareholder value. This quarter we advanced both our power and data center practices through two acquisitions which expand our overhead distribution and power generation design services long-term. We also added significant tech-enabled tools to enhance our solar and general site planning practices. As we introduce our vision for 2026, we are confident in our ability to continue scaling our national footprint, enhancing operational efficiency and leveraging innovation to advance growth and shareholder value.”
Third Quarter 2025 Compared to Third Quarter 2024 Financial Results:
•Gross contract revenue of $126.0 million compared to $113.9 million, an 11% increase
•Net service billing1 of $112.1 million compared to $101.4 million, an 11% increase
•Organic net service billing2 growth of 6.6% compared to 8.3%
•Net income of $6.6 million compared to $0.8 million
•Adjusted EBITDA1 of $18.3 million compared to $17.0 million, a 7.6% increase
•Adjusted EBITDA margin, net 1 of 16.3% compared to 16.7%, a 40-bps decrease
•Cash flows from operations of $10.2 million compared to $6.8 million
First Nine Months of 2025 Compared to First Nine Months of 2024 Financial Results:
•Gross contract revenue of $361.1 million compared to $313.3 million, a 15% increase
•Net service billing1 of $320.1 million compared to $281.0 million, a 14% increase
•Organic net service billing2 growth of 10.6% compared to 5.6%
•Net income of $10.9 million compared to a net loss of $2.9 million
•Adjusted EBITDA1 of $53.0 million compared to $42.5 million, a 24.7% increase
•Adjusted EBITDA margin, net 1 of 16.6% compared to 15.1%, a 150-bps increase
•Cash flows from operations of $26.5 million compared to $12.4 million
•Gross backlog of $447.7 million compared to $379.8 million, a 17.9% increase

CFO Commentary
“Our balance sheet remains healthy, and our current capitalization is sufficient to support our strategic growth initiatives,” said Bruce Labovitz, CFO of Bowman. “The recent increase in our revolver positions us to execute on organic and inorganic growth initiatives well into next year. We continue to focus our efforts on improving operating metrics and increasing cash generation while investing strategically in technology to improve our productivity, streamline our operations, extend our engagement with customers and expand our sources of revenue. Our internal technology incubator, the BIG Fund, has been a terrific source of innovation ideas from within the company and we are actively engaging in proof-of-concept initiatives for several high-potential projects."
Other Notable Events:
•On October 30, 2025, the Company executed a second amendment to its revolving credit facility increasing the maximum amount available to $210.0 million. In connection with the amendment, Bowman expanded its banking syndicate to include Bank of America, TD Bank and PNC Bank.
•Bowman acquired the assets of Sierra Overhead Analytics and technology affiliate ORCaS, expanding its energy practice and digital services portfolio
•Bowman acquired Lazen Power Engineering, adding high-voltage overhead transmission line design capabilities to its power and utility practice
Non-GAAP Adjusted Earnings per Share3
In connection with the release of financial results, the Company reported the non-GAAP financial metric of Adjusted Earnings per Share as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
Adjusted Earnings Per Share (Non-GAAP)	2025	2024	2025	2024
Basic	$0.63	$0.31	$1.26	$0.49
Diluted	$0.61	$0.30	$1.23	$0.48
Fiscal Year 2025 Guidance and Introducing 2026 Guidance
Bowman reaffirmed guidance for fiscal year 2025:

Date Issued	Net Revenue	Adjusted EBITDA
August 2025	$430 - $442 MM	$71 - $77 MM
The table below shows Bowman’s guidance for fiscal year 2026:

Date Issued	Net Revenue	Adjusted EBITDA Margin
November 2025	$465 - $480 MM	17.0% - 17.5%
The current outlook for 2025 is based on completed and definitively contracted acquisitions as of the date of this release. Guidance for 2025 and 2026 do not include contributions from future acquisitions.
Conference Call Information
Bowman will host a conference call to discuss financial results tomorrow morning, November 6, 2025, at 9:00 a.m. ET. Access to a live webcast is available through the Investor Relations section of the Company’s website at investors.bowman.com.

About Bowman Consulting Group Ltd.
Headquartered in Reston, Virginia, Bowman is a national engineering services firm offering infrastructure engineering, technical services and project management solutions to owners and operators of the built environment. With over 2,500 employees and 100 locations throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.
1 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations (see non-GAAP tables below for reconciliations).
2 Organic growth for the three months ended 09/30/25 excludes revenue from acquisitions completed after September 30, 2024. Year over year growth rates only reflect revenue realized post-acquisition.
3 Basic Adjusted EPS and Diluted Adjusted EPS are all non-GAAP financial metrics the Company believes offer valuable perspectives on results of operations (see non-GAAP tables below for reconciliations). Adjusted EPS (Basic and Diluted) include addbacks for non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.8%, to derive the tax adjustment associated with the elimination of expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.
Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Relations Contact:
Betsy Patterson
ir@bowman.com

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands except per share data)

	September 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$ 16,221	$ 6,698
Accounts receivable, net	123,469	105,105
Contract assets	56,652	43,369
Notes receivable, current portion	903	-
Notes receivable - officers, employees, affiliates, current portion	19	1,889
Prepaid and other current assets	19,592	19,560
Total current assets	216,856	176,621
Non-Current Assets
Property and equipment, net	46,181	42,011
Operating lease, right-of-use assets	43,468	42,085
Goodwill	137,350	134,653
Notes receivable, less current portion	-	903
Notes receivable - officers, employees, affiliates, less current portion	1,108	638
Other intangible assets, net	60,670	65,409
Deferred tax asset, net	3,111	42,040
Other assets	1,432	1,521
Total Assets	$ 510,176	$ 505,881
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Revolving credit facility	57,000	37,000
Accounts payable and accrued liabilities, current portion	55,972	51,626
Contract liabilities	14,850	7,905
Notes payable, current portion	14,218	17,075
Operating lease obligation, current portion	11,441	10,979
Finance lease obligation, current portion	13,518	10,394
Total current liabilities	166,999	134,979
Non-Current Liabilities
Other non-current obligations	1,636	45,079
Notes payable, less current portion	15,205	19,992
Operating lease obligation, less current portion	38,614	37,058
Finance lease obligation, less current portion	21,222	17,940
Pension and post-retirement obligation, less current portion	4,695	4,718
Total liabilities	$ 248,371	$ 259,766

Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of September 30, 2025 and December 31, 2024	-	-
Common stock, $0.01 par value; 30,000,000 shares authorized as of September 30, 2025 and December 31, 2024; 21,832,454 shares issued and 17,354,202 outstanding, and 21,281,247 shares issued and 17,382,138 outstanding as of September 30, 2025 and December 31, 2024, respectively	218	213
Additional paid-in-capital	347,649	329,073
Accumulated other comprehensive income	1,049	1,146
Treasury stock, at cost; 4,478,252 and 3,899,109 shares, respectively	(74,608)	(60,901)
Stock subscription notes receivable	—	(30)
Accumulated deficit	(12,503)	(23,386)
Total shareholders' equity	$ 261,805	$ 246,115

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 510,176	$ 505,881

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Gross Contract Revenue	$ 126,033	$ 113,932	$ 361,054	$ 313,341
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	45,163	41,713	129,548	118,471
Sub-consultants and expenses	13,946	12,569	40,917	32,308
Total contract costs	59,109	54,282	170,465	150,779
Operating Expenses:
Selling, general and administrative	55,174	51,903	155,418	145,795
Depreciation and amortization	6,887	7,395	19,952	20,572
Gain on sale of assets, net	(429)	(81)	(253)	(393)
Total operating expenses	61,632	59,217	175,117	165,974
Income (loss) from operations	5,292	433	15,472	(3,412)
Other expense	2,018	1,572	5,764	6,000
Income (loss) before tax benefit	3,274	(1,139)	9,708	(9,412)
Income tax benefit	(3,344)	(1,910)	(1,175)	(6,543)
Net income (loss)	$ 6,618	$ 771	$ 10,883	$ (2,869)
Earnings allocated to non-vested shares	303	53	539	–
Net income (loss) attributable to common shareholders	$ 6,315	$ 718	$ 10,344	$ (2,869)
Earnings (loss) per share
Basic	$ 0.38	$ 0.04	$ 0.63	$ (0.18)
Diluted	$ 0.37	$ 0.04	$ 0.62	$ (0.18)
Weighted average shares outstanding:
Basic	16,471,145	16,537,472	16,387,590	15,559,279
Diluted	16,981,877	16,835,337	16,756,227	15,559,279

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	For the Nine Months Ended September 30,
	2025	2024
Cash Flows from Operating Activities:
Net income (loss)	$ 10,883	$ (2,869)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	12,466	9,722
Amortization of intangible assets	7,486	10,850
Gain on sale of assets	(387)	(393)
Credit losses	1,233	1,043
Stock based compensation	14,185	20,272
Deferred taxes	38,929	(18,351)
Accretion of discounts on notes payable	990	486
Other	(35)	–
Changes in operating assets and liabilities
Accounts receivable	(18,938)	(10,830)
Contract assets	(12,757)	(5,229)
Prepaid expenses and other assets	1,318	2,909
Accounts payable and accrued expenses	(35,438)	6,438
Contract liabilities	6,536	(1,666)
Net cash provided by operating activities	26,471	12,382
Cash Flows from Investing Activities:
Purchases of property and equipment	(1,176)	(819)
Fixed assets converted to lease financing	–	17
Proceeds from sale of assets and disposal of leases	530	399
Payments received under loans to shareholders	–	61
Proceeds from notes receivable	1,152	–
Acquisitions of businesses, net of cash acquired	(1,961)	(23,327)
Collections under stock subscription notes receivable	28	33
Net cash used in investing activities	(1,427)	(23,636)
Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	–	47,151
Borrowings (Repayments) under revolving credit facility	20,000	(12,958)
Repayments under fixed line of credit	–	(345)
Proceeds from notes payable	–	6,209
Repayment under notes payable	(12,642)	(10,951)
Proceeds from finance leases	–	4,567
Payments on finance leases	(9,155)	(6,462)
Payment of contingent consideration from acquisitions	(1,361)	(1,357)
Payments for purchase of treasury stock	(4,250)	(11,130)
Repurchases of common stock	(9,458)	(13,950)
Proceeds from issuance of common stock	1,345	1,453
Net cash (used in) provided by financing activities	(15,521)	2,227
Net increase (decrease) in cash and cash equivalents	9,523	(9,027)
Cash and cash equivalents, beginning of period	6,698	20,687
Cash and cash equivalents, end of period	$ 16,221	$ 11,660
Supplemental disclosures of cash flow information:
Cash paid for interest	$ 5,219	$ 5,073
Cash paid for income taxes	$ 1,719	$ 7,792
Non-cash investing and financing activities
Property and equipment acquired under finance lease	$ (15,625)	$ (9,558)
Note payable converted to common shares	$ (1,790)	$ (3,368)
Issuance of notes payable for acquisitions	$ (4,121)	(15,291)
Issuance of contingent considerations	$ –	(1,722)
Settlement of contingent consideration	$ 3,004	1,202

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF EPS TO ADJUSTED EPS
(Amounts in thousands except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Net income (loss) (GAAP)	$ 6,618	$ 771	$ 10,883	$ (2,869)
+ income tax benefit (GAAP)	(3,344)	(1,910)	(1,175)	(6,543)
Income (loss) before tax expense (GAAP)	$ 3,274	$ (1,139)	$ 9,708	$ (9,412)
+ acquisition related expenses	644	1,064	2,388	4,349
+ amortization of intangibles	2,353	3,696	7,486	10,850
+ non-cash stock comp related to pre-IPO	169	796	993	3,473
+ other non-core expenses	1,286	1,954	1,616	2,767
Adjusted income before tax expense	$ 7,726	$ 6,371	$ 22,191	$ 12,027
Adjusted income tax expense (benefit)	(3,142)	858	515	3,791
Adjusted net income	$ 10,868	$ 5,513	$ 21,676	$ 8,236
Adjusted earnings allocated to non-vested shares	521	381	1,074	650
Adjusted net income attributable to common shareholders	$ 10,347	$ 5,132	$ 20,602	$ 7,586
Earnings (loss) per share (GAAP)
Basic	$ 0.38	$ 0.04	$ 0.63	$ (0.18)
Diluted	$ 0.37	$ 0.04	$ 0.62	$ (0.18)
Adjusted earnings per share (Non-GAAP)
Basic	$ 0.63	$ 0.31	$ 1.26	$ 0.49
Diluted	$ 0.61	$ 0.30	$ 1.23	$ 0.48
Weighted average shares outstanding
Basic	16,471,145	16,537,472	16,387,590	15,559,279
Diluted	16,891,877	16,835,337	16,756,227	15,904,025

Basic Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Income (loss) per share (GAAP)	$ 0.38	$ 0.04	$ 0.63	$ (0.18)
Pre-tax basic per share adjustments	$ 0.09	$ 0.35	$ 0.72	$ 0.95
Adjusted earnings per share before tax expense	$ 0.47	$ 0.39	$ 1.35	$ 0.77
Income tax expense (benefit) per share adjustment	$ (0.19)	$ 0.05	$ 0.03	$ 0.24
Adjusted earnings per share - adjusted net income	$ 0.66	$ 0.34	$ 1.32	$ 0.53
Adjusted earnings per share allocated to non-vested shares	$ 0.03	$ 0.03	$ 0.06	$ 0.04
Adjusted earnings per share attributable to common shareholders	$ 0.63	$ 0.31	$ 1.26	$ 0.49

Diluted Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Income (loss) per share (GAAP)	$ 0.37	$ 0.04	$ 0.62	$ (0.18)
Pre-tax diluted per share adjustments	$ 0.09	$ 0.34	$ 0.70	$ 0.94
Adjusted earnings per share before tax expense	$ 0.46	$ 0.38	$ 1.32	$ 0.76
Income tax expense (benefit) per share adjustment	$ (0.19)	$ 0.05	$ 0.03	$ 0.24
Adjusted earnings per share - adjusted net income	$ 0.65	$ 0.33	$ 1.29	$ 0.52
Adjusted earnings per share allocated to non-vested shares	$ 0.04	$ 0.03	$ 0.06	$ 0.04
Adjusted earnings per share attributable to common shareholders	$ 0.61	$ 0.30	$ 1.23	$ 0.48

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands except per share data)

Condensed Combined Statement of Operations Reconciliation	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Gross contract revenue	$ 126,033	$ 113,932	$ 361,054	$ 313,341
Contract costs (exclusive of depreciation and amortization)	59,109	54,282	170,465	150,779
Operating expense	61,632	59,217	175,117	165,974
Income (loss) from operations	5,292	433	15,472	(3,412)
Other expense	2,018	1,572	5,764	6,000
Income tax benefit	(3,344)	(1,910)	(1,175)	(6,543)
Net income (loss)	$ 6,618	$ 771	$ 10,883	$ (2,869)
Net margin	5.3%	0.7%	3.0%	(0.9) %

Other financial information [1]
Net service billing	$ 112,087	$ 101,363	$ 320,137	$ 281,033
Adjusted EBITDA	18,288	16,970	52,995	42,511
Adjusted EBITDA margin, net	16.3%	16.7%	16.6%	15.1%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Gross contract revenue	$ 126,033	$ 113,932	$ 361,054	$ 313,341
Less: sub-consultants and other direct expenses	13,946	12,569	40,917	32,308
Net service billing	$ 112,087	$ 101,363	$ 320,137	$ 281,033

Adjusted EBITDA Reconciliation	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Net Service Billing	$ 112,087	$ 101,363	$ 320,137	$ 281,033

Net income (loss)	$ 6,618	$ 771	$ 10,883	$ (2,869)
+ interest expense	2,242	1,938	6,614	5,844
+ depreciation & amortization	6,887	7,395	19,952	20,572
+ income tax benefit	(3,344)	(1,910)	(1,175)	(6,543)
EBITDA	$ 12,403	$ 8,194	$ 36,274	$ 17,004
+ non-cash stock compensation	4,508	6,448	14,242	20,386
+ settlements and other non-core expenses	1,286	1,954	1,616	2,767
+ acquisition expenses	91	374	863	2,354
Adjusted EBITDA	$ 18,288	$ 16,970	$ 52,995	$ 42,511
Adjusted EBITDA margin, net	16.3%	16.7%	16.6%	15.1%

1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.
GROSS CONTRACT REVENUE COMPOSITION
(Unaudited)

(dollars in thousands)	For the Three Months Ended September 30,
Consolidated Gross Revenue	2025%		2024%		Change	% Change
Building Infrastructure[1]	56,845	45.1%	52,555	46.1%	4,290	8.2%
Transportation	26,262	20.8%	21,851	19.2%	4,411	20.2%
Power and Utilities[1]	27,583	21.9%	23,660	20.8%	3,923	16.6%
Natural Resources & Imaging[2]	15,343	12.2%	15,866	13.9%	(523)	(3.3) %
Total	126,033	100.0%	113,932	100.0%	12,101	10.6%

Acquired[3]	4,403	3.5%	23,332	20.5%	(18,929)	(81.1) %

(dollars in thousands)	For the Nine Months Ended September 30,
Consolidated Gross Revenue	2025%		2024%		Change	% Change
Building Infrastructure[1]	165,430	45.8%	155,245	49.5%	10,185	6.6%
Transportation	74,610	20.7%	60,145	19.2%	14,465	24.1%
Power and Utilities[1]	79,736	22.1%	66,693	21.3%	13,043	19.6%
Natural Resources & Imaging[2]	41,278	11.4%	31,258	10.0%	10,020	32.1%
Total	361,054	100.0%	313,341	100.0%	47,713	15.2%

Acquired[3]	10,107	2.8%	49,767	15.9%	(39,660)	(79.7) %

1 Includes periodic reclassifications of revenue between categories from prior periods for consistency of presentation. For the three and nine months ended September 30, 2024, $3.7 million and $10.5 million, respectively, of data center revenue were reclassified from Building Infrastructure to Power & Utilities.

2 Formerly Emerging Markets which represents environmental, mining, water resources, imaging and mapping, and other.

3 Acquired revenue in prior periods as previously reported; four quarters post-closing, acquired revenue is thereafter reclassified as organic for the purpose of calculating organic growth rates.

BOWMAN CONSULTING GROUP LTD.
ORGANIC GROWTH ANALYSIS
(Unaudited)

	For the Three Months Ended September 30,
(dollars in thousands)	2025%		2024%		Change	Organic +/-
Gross Revenue, Organic	121,629	100.0%	113,932	100.0%	7,697	6.8%
Building Infrastructure	55,678	45.8%	52,555	46.1%	3,123	5.9%
Transportation	23,943	19.7%	21,851	19.2%	2,092	9.6%
Power and Utilities	26,697	21.9%	23,660	20.8%	3,037	12.8%
Natural Resources & Imaging	15,311	12.6%	15,866	13.9%	(555)	(3.5) %

	For the Nine Months Ended September 30,
(dollars in thousands)	2025%		2024%		Change	Organic +/-
Gross Revenue, Organic	350,947	100.0%	313,341	100.0%	37,606	12.0%
Building Infrastructure	163,008	46.5%	155,245	49.5%	7,763	5.0%
Transportation	68,135	19.4%	60,145	19.2%	7,990	13.3%
Power and Utilities	78,577	22.4%	66,693	21.3%	11,884	17.8%
Natural Resources & Imaging	41,227	11.7%	31,258	10.0%	9,969	31.9%

	For the Three Months Ended September 30,
(dollars in thousands)	2025%		2024%		Change	Organic +/-
Net Revenue, Organic	108,036	100.0%	101,376	100.0%	6,660	6.6%
Building Infrastructure	51,782	47.9%	49,111	48.5%	2,671	5.4%
Transportation	18,980	17.6%	17,052	16.8%	1,928	11.3%
Power and Utilities	24,122	22.3%	22,143	21.8%	1,979	8.9%
Natural Resources & Imaging	13,152	12.2%	13,070	12.9%	82	0.6%

	For the Nine Months Ended September 30,
(dollars in thousands)	2025%		2024%		Change	Organic +/-
Net Revenue, Organic	310,828	100.0%	281,033	100.0%	29,795	10.6%
Building Infrastructure	150,060	48.3%	143,716	51.1%	6,344	4.4%
Transportation	55,029	17.7%	47,393	16.9%	7,636	16.1%
Power and Utilities	71,402	23.0%	62,848	22.4%	8,554	13.6%
Natural Resources & Imaging	34,337	11.0%	27,076	9.6%	7,261	26.8%

BOWMAN CONSULTING GROUP LTD.
GROSS BACKLOG BY CATEGORY AT SEPTEMBER 30, 2025
(Unaudited)

Category	Percentage
Building Infrastructure[1]	38%
Transportation	30%
Power and Utilities[1]	23%
Natural Resources & Imaging	9%
TOTAL	100%

1 includes reclassification of data center effective June 30, 2025.